SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2004

FTI CONSULTING, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-14875	52-1261113
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Bestgate Road, Suite 100, Annapolis, Maryland 21401

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (410) 224-8770

Item 7. Financial Statements, Pro Forma, Pro Forma Financial Information and Exhibits

(c)	Exhibits.

Exhibit No.	Description
99.1	Transcript of August 11, 2004 Analyst and Investor Day Hosted by FTI Consulting, Inc.

Item 9. Regulation FD Disclosure

This information is being furnished pursuant to Item 12. Results of Operations and Financial Condition, under this Item 9 in accordance with SEC Release No. 33-8216.

On August 11, 2004, FTI Consulting, Inc. (“FTI”) hosted an analyst and investor day. The transcript of the meeting is set forth in Exhibit 99.1 hereto.

The attached transcript contains some discussion regarding FTI’s earnings before interest, taxes, depreciation and amortization (“EBITDA”) and EBITDA by business segment as well as other information, including operating information and metrics by business segment, and business and practice group descriptions and developments. Although EBITDA is not a measure of financial condition or performance determined in accordance with Generally Accepted Accounting Principles, FTI believes that the use of EBITDA as a supplemental financial measure is indicative of FTI’s capacity to service debt and thereby provides additional useful information to investors regarding its financial condition and results of operations.

The information included in this Item 9, including the Exhibit attached hereto, shall be deemed not to be “filed” for purposes of Section 18 of the Securities Act of 1934 and shall not be incorporated by reference into any filing pursuant to the Securities Act of 1933, regardless of any incorporation by reference language in any such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FTI has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FTI CONSULTING, INC.

Dated: August 19, 2004	By:	/S/ THEODORE I. PINCUS
Theodore I. Pincus
Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Transcript of August 11, 2004 Analyst and Investor Day Hosted by FTI Consulting, Inc.

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